UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2007

CAPITAL CORP OF THE WEST
(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 5, 2007, Capital Corp of the West (NASDAQ:NMS:CCOW) announced the appointment of Donald T. Briggs to the Capital Corp of the West Board of Directors. Mr. Briggs’ appointment fills a vacancy on the Company’s Board due to the retirement of outgoing Director Tom A.G. Van Groningen. Mr. Briggs is currently a member of County Bank’s Board of Directors and has served in that capacity since May 2006. For more information related to this event, please see a copy of the press release as it appears in Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
99.1  Copy of press release, dated June 5, 2007, issued by Capital Corp of the West.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
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(Registrant)

Dated: June 11, 2007	By: /s/ David A. Heaberlin
David A. Heaberlin
Executive Vice President/Chief Financial Officer